FREMONT MUTUAL FUNDS, INC.
                                 INSTITUTIONAL
                              U.S. MICRO-CAP FUND
                                 ANNUAL REPORT

                               [GRAPHIC OMITTED]

                                October 31, 1999

                                                                 FREMONT  [LOGO]
                                                                 FUNDS

A MESSAGE FROM MICHAEL H. KOSICH, PRESIDENT OF FREMONT MUTUAL FUNDS, INC.

[PHOTO]

Dear Fellow Shareholder,

As we close fiscal 1999, the global economic picture couldn't be much brighter. The long dormant Japanese economy is finally showing signs of life, emerging market Asia is recovering, European economies have regained momentum, and like Old Man River, the U.S. economy just keeps rolling along. From this perspective, the future of the world's equities markets looks quite promising. However, investors often have trouble seeing the forest through all the trees.

For example, as I write, U.S. equities investors are more focused on what the Federal Reserve is likely to do over the next three months than on the favorable long term impact of a strong global economy on stocks. Everyone is tuned into their favorite financial news program waiting for the release of the latest monthly economic reports (often revised the next month) and Fed Chairman Alan Greenspan's most recent comments (generally revised in his next speech).

We think this is the wrong approach. Speculators try to take advantage of market gyrations and short term performance trends. Investors ignore the short-term vicissitudes of the market and stick with well conceived programs designed to achieve their long term financial objectives.

The same is true about individual mutual fund investments. I recently spoke with a shareholder who bought the Fremont U.S. Micro-Cap Fund, (the retail version and first cousin of Institutional Micro-Cap), in October 1997, following a year in which the Fund had gained more than 40%. He then sold in October 1998, after the Fund struggled through a severe bear market for small company stocks. Of course, he was sitting on the sidelines this year as Micro-Cap posted a phenomenal 110.46% return. I suggested to him that if he had focused more on Bob Kern's outstanding long term track record and less on trailing 12-month results he could have avoided an all too common investment mistake. Even the best portfolio managers will have an off year, generally when the investment style and the capitalization sector they focus on is out of favor. The real great ones--and we put Bob Kern in this category--will bounce back and produce very attractive long-term returns.

We thank you for being a valued investor with us during this very successful year and look forward to working with you for many years to come.

Sincerely,

/s/ Michael H. Kosich

Michael H. Kosich
President

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Fund Profile and Letter to Shareholders ....................................   2

Report of Independent Accountants ..........................................   4

Statement of Investments ...................................................   5

FINANCIAL STATEMENTS

Statement of Assets and Liabilities ........................................   6

Statement of Operations ....................................................   6

Statement of Changes in Net Assets .........................................   7

FINANCIAL HIGHLIGHTS .......................................................   7

NOTES TO FINANCIAL STATEMENTS ..............................................   8

--------------------------------------------------------------------------------
FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Robert E. Kern, Jr.
Portfolio Manager
Kern Capital Management LLC

[PHOTO]

Robert E. Kern, Jr.

------------
FUND PROFILE
------------

     The U.S. micro-cap stock market is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont Institutional U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth.

     Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

To Our Shareholders,

     For the six and twelve month periods ended October 31, 1999, the Fremont Institutional U.S. Micro-Cap Fund gained 44.12% and 118.10% compared to the Russell 2000's -0.25% and 14.87% returns.

     Fiscal 1999 was a particularly gratifying year for us in that the Fund posted impressive gains in a rather uninspiring small company stock market. More than any other year in my investment career, fiscal 1999 validated our thesis that successful micro-cap investing is all about stock selection. As evidenced by the Fund's performance relative to the benchmark index, it was not the asset class that mattered or even industry group concentration. It was buying the right companies, at the right price, at the right time, and just as importantly, avoiding mistakes. This is a function of research--not just analyzing balance sheets and income statements, but meeting with corporate managements, reviewing business plans, and assessing their ability to effectively execute growth strategies.

     This year, as in past and we hope future years, our focus on truly innovative small companies also deserves credit for our success. Innovative new products and services translate into extraordinary growth potential and investor interest. We work hard to identify innovative young companies ahead of the competition. When we succeed, and our stock selections attract the attention of other institutional investors, their performance can be quite spectacular. For example, this year, several of our holdings performed so well that they quickly graduated from the micro-cap asset class.

     Briefly reviewing fiscal 1999, our decision in the dark days of August/September 1998 to concentrate the portfolio in those stocks we had the greatest degree of confidence in and that we felt would perform the best when the market turned around paid off handsomely in the first half. One of the biggest challenges in the second half was making decisions on stocks that had performed extraordinarily well. It takes courage to sell stocks that keep advancing. However, when portfolio holdings reached valuations exceeding economic reality, we scaled back. In retrospect, in some cases, we sold too early. In other cases, our

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                  10/31/99
                                                  --------
FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND         $111,101
RUSSELL 2000 INDEX                                $ 34,804

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/99

1 YEAR     5 YEARS     10 YEARS
-------------------------------
118.10%     33.50%      24.39%

ANNUAL RETURNS                       TOP TEN HOLDINGS

11/01/88-10/31/89   +25.28%          Netopia, Inc. ......................   5.6%
11/01/89-10/31/90   -10.25%          Arhtrocare Corp. ...................   5.1%
11/01/90-10/31/91   +84.70%          Photon Dynamics, Inc. ..............   3.7%
11/01/91-10/31/92    -0.65%          Anaren Microwave, Inc. .............   3.1%
11/01/92-10/31/93   +42.08%          TeleTech Holdings Inc. .............   2.9%
11/01/93-10/31/94   -10.62%          Puma Technology, Inc. ..............   2.4%
11/01/94-10/31/95   +29.21%          New Era of Networks, Inc. ..........   2.4%
11/01/95-10/31/96   +41.99%          Rare Medium Group, Inc. ............   2.2%
11/01/96-10/31/97   +34.19%          Ancor Communications, Inc. .........   2.2%
11/01/97-10/31/98   -21.03%          California Amplifier, Inc. .........   2.1%
11/01/98-10/31/99  +118.10%                    TOTAL ....................  31.7%

1 Assumes initial investment of $10,000 on November 1, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Performance for the Fremont Institutional U.S. Micro-Cap Fund reflects the performance of the post-venture fund of Fund A of the Bechtel Trust & Thrift, whose assets were transferred into the Fremont Institutional8 8 U.S. Micro-Cap Fund on 8/6/97, net of actual fees and expenses. The post-venture fund imposed higher fees and expenses than that of the Fremont Institutional U.S. Micro-Cap Fund and was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed on registered mutual funds. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.
--------------------------------------------------------------------------------

2  FREMONT MUTUAL FUNDS
timing was quite good. Regardless of where the chips ultimately fall, we believe exercising valuation discipline is the only prudent way to invest in what can be a quite volatile asset class.

     In the second fiscal half, we did alter our sector allocation. We pared back our consumer stock holdings in response to higher mortgage rates, higher energy prices, and a slumping stock market--all factors that may erode consumer confidence and restrain consumer spending going forward. We increased our commitment to technology, particularly in the communications arena, where we are finding some very promising small companies with exciting new broadband technologies for faster internet access and transmission. We are largely steering clear of computer component companies, whose earnings are likely to be disrupted by erratic order patterns due to the Y2K phenomenon. Although we have not yet increased our allocation to healthcare, we are encouraged by the very good performance of our holdings in the second half, following a disappointing first half.

--------------------------------------------------------------------------------
FREMONT INSTITUTIONAL
U.S. MICRO-CAP FUND
PORTFOLIO DIVERSIFICATION
AS OF 10/31/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

TECHNOLOGY (EQUIPMENT) (16.6%)
SHORT TERM SECURITIES (19.6%)
OTHER (2.2%)
CAPITAL GOODS (2.2%)
CONSUMER SERVICES (5.2%)
CONSUMER NON-DURABLES (6.0%)
BUSINESS EQUIPMENT & SERVICES (16.3%)
HEALTH CARE (9.8%)
RETAIL (7.9%)
TECHNOLOGY (COMPONENTS) (7.5%)
TECHNOLOGY (SOFTWARE) (6.7%)

     We like to remind shareholders that innovation is not limited to glamorous sectors like technology. We occasionally find truly innovative companies in somewhat mundane industries. Jore Corporation, which became a public company in September 1999, is a great example. Jore is a leading manufacturer of innovative power tool accessories including a patented quick change drilling and driving system and a full range of hex-shank drill bits, screwdriver heads, etc. Jore has also developed a drill bit machining center that automates all aspects of drill bit production resulting in improved quality and lower manufacturing costs. But perhaps the most innovative thing Jore is doing is on the marketing front. Currently Jore builds small power tool accessories for the Sears' Craftsman brand. In April 1999, Jore licensed from the Stanley Works the exclusive right to sell power tool accessories using the highly respected StanleyTM brand. They expect to rollout these Stanley brand products in stores like Home Depot, Lowes and other big hardware retailers in 2000 and 2001. Jore's revenues, which were slightly over $10 million in 1996, are forecasted to exceed $55 million in 1999 and reach $100 million within the next two years. The combination of strong revenue growth and improving profitability is expected to result in accelerating earnings growth for Jore. Although Jore is a recent addition to the Fund's portfolio, it is a truly innovative micro-cap company in product development, manufacturing processes, and marketing, and has the potential to become one of the Fund's successful long-term investments.

     In closing, fiscal 1999 will be a very hard act to follow. This does not diminish our enthusiasm and commitment to finding small companies with big futures. The Kern Capital Management investment team will continue to strive to generate attractive investment returns for Fremont Institutional U.S. Micro-Cap Fund shareholders and justify the confidence you've shown in our abilities.

Sincerely,

/S/ Robert E. Kern, Jr.

Robert E. Kern, Jr.

                                                         FREMONT MUTUAL FUNDS  3

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FREMONT MUTUAL FUNDS, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fremont Institutional U.S. Micro-Cap Fund (one of the portfolios consisting Fremont Mutual Funds, Inc.) (hereafter referred to as the "Fund"), at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California
December 9, 1999

4  FREMONT MUTUAL FUNDS

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                OCTOBER 31, 1999

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                        Value
     Shares    Security Description                                    (Note 1)
--------------------------------------------------------------------------------
STOCKS   80.4 %
BUSINESS EQUIPMENT & SERVICES   16.3%
*    67,100    Arguss Holdings, Inc.                              $     989,725
*   158,900    Boston Communications Group, Inc.                        804,431
*    47,400    Computer Outsourcing Services, Inc.                      485,850
*    30,400    Corporate Executive Board Co.                          1,147,600
*   101,600    Datalink Corp.                                         1,339,850
*     4,100    Digital Lava, Inc.                                        12,300
*    43,400    internet.com LLC                                         868,000
*    41,500    Net Perceptions, Inc.                                    664,000
*   144,900    NewsEdge Corp.                                         1,575,787
*    92,600    NuCO2, Inc.                                              648,200
*   157,500    Rare Medium Group, Inc.                                2,323,125
*    31,000    RoweCom, Inc.                                            823,438
*    64,900    SBA Communications Corp.                                 632,775
*    95,600    Shuffle Master, Inc.                                     848,450
*   214,400    TeleTech Holdings, Inc.                                3,041,800
*    28,400    Winfield Capital Corp.                                   502,325
*    15,900    Zomax, Inc.                                              443,213
                                                                  -------------
                                                                     17,150,869
                                                                  -------------
CAPITAL GOODS  2.2%
*    70,600    Adept Technology, Inc.                                   485,374
*   102,600    IMPCO Technologies, Inc.                               1,314,562
*   226,900    Miller Industries, Inc.                                  553,069
                                                                  -------------
                                                                      2,353,005
                                                                  -------------
CONSUMER DURABLES  0.6%
*    51,800    Jore Corp.                                               602,175
                                                                  -------------
                                                                        602,175
                                                                  -------------
CONSUMER NON-DURABLES  6.0%
*    42,200    Audiovox Corp. (Class A)                                 859,825
*   111,600    McNaughton Apparel Group, Inc.                           885,825
*   174,000    Sterling Vision, Inc.                                    326,250
    106,900    Steven Madden Ltd.                                     1,309,525
*   120,200    The Topps Company, Inc.                                1,179,463
*    65,000    Wesley Jessen VisionCare, Inc.                         1,746,875
                                                                  -------------
                                                                      6,307,763
                                                                  -------------
CONSUMER SERVICES   5.2%
*    67,950    American Classic Voyages Co.                           1,698,750
     67,600    Cash America International, Inc.                         637,975
*    53,500    Cinar Corp. (Class B)                                    929,562
*    17,400    First Cash, Inc.                                         163,125
*   118,600    Homeseekers.com, Inc.                                  1,067,400
*    77,700    ZipLink, Inc.                                            922,688
                                                                  -------------
                                                                      5,419,500
                                                                  -------------
ENERGY  0.8%
*    46,500    UTI Energy Corp.                                         892,219
                                                                  -------------
                                                                        892,219
                                                                  -------------
HEALTH CARE   9.8%
*    73,350    ArthroCare Corp.                                       5,317,875
*    53,400    Cytyc Corp.                                            2,122,650
*    32,000    Fusion Medical Technologies, Inc.                        354,000
*   123,000    Gene Logic, Inc.                                         791,813
*   133,900    Genelabs Technologies, Inc.                              430,991
*    88,300    Mediconsult.com, Inc.                                    524,281
*    37,900    NeoPharm, Inc.                                           521,125
*    32,000    Women First HealthCare, Inc.                             238,000
                                                                  -------------
                                                                     10,300,735
                                                                  -------------
RAW MATERIALS  0.5%
     82,800    Northern Technologies International Corp                 496,800
                                                                  -------------
                                                                        496,800
                                                                  -------------

    Shares/                                                             Value
Face Amount    Security Description                                    (Note 1)
--------------------------------------------------------------------------------
RETAIL  7.9%
*    71,800    Buca, Inc.                                         $     879,550
*    75,000    David's Bridal, Inc.                                     745,313
     64,000    Deb Shops Inc.                                         1,344,000
*   135,000    Genesco, Inc.                                          1,788,750
*    59,200    NPC International, Inc.                                  710,400
*   127,400    Rent-Way, Inc.                                         2,118,025
*    57,600    Uno Restaurant Corp.                                     658,800
                                                                  -------------
                                                                      8,244,838
                                                                  -------------
SHELTER  0.3%
*    50,000    Modtech Holdings, Inc.                                   265,625
                                                                  -------------
                                                                        265,625
                                                                  -------------
TECHNOLOGY (COMPONENTS)  7.5%
*    95,500    Anaren Microwave, Inc.                                 3,270,875
*   117,500    California Amplifier, Inc.                             2,217,812
*    60,100    Elantec Semiconductor, Inc.                            1,284,637
*    11,800    Kopin Corp.                                              495,600
*    80,800    Spectrum Control, Inc.                                   626,200
                                                                  -------------
                                                                      7,895,124
                                                                  -------------
TECHNOLOGY (EQUIPMENT)  16.6%
*    71,000    Ancor Communcations, Inc.                              2,249,812
*    85,500    Information Resource Engineering, Inc.                 1,539,000
*    33,700    Integrated Measurement Systems, Inc.                     410,719
*    56,900    MTI Technology Corp.                                     963,744
*   108,800    Netopia, Inc.                                          5,807,200
     79,100    Orckit Communications Ltd.                             2,180,194
*   128,300    Photon Dynamics, Inc.                                  3,881,075
*    81,000    Princeton Video Image, Inc.                              420,187
                                                                  -------------
                                                                     17,451,931
                                                                  -------------
TECHNOLOGY (SOFTWARE)  6.7%
*   112,000    Exigent International, Inc.                              392,000
*   122,000    MDSI Mobile Data Solutions, Inc.                       1,738,500
*    75,600    New Era of Networks, Inc.                              2,452,275
*    66,500    Puma Technology, Inc.                                  2,460,500
                                                                  -------------
                                                                      7,043,275
                                                                  -------------

TOTAL STOCKS (Cost $60,976,926)                                      84,423,859
                                                                  -------------

SHORT TERM SECURITIES  18.3%
$ 3,700,000    Export Development Corp., CP, 5.230%, 11/19/99         3,700,000
  4,000,000    France Telecom, CP, 5.250%, 11/02/99                   3,999,417
  4,000,000    Merrill Lynch & Co., Inc., CP, 5.320%, 11/03/99        3,998,818
  4,000,000    Mobil Corp., CP, 5.300%, 11/08/99                      3,995,878
  3,000,000    Novartis Finance Corp., CP, 5.350%, 11/01/99           3,000,000
    487,707    Repurchase Agreement, State Street Bank and
                  Trust Co., 5.050% 11/01/99 (Maturity Value
                  $487,912) (Cost $487,707) Collateral: FFCB,
                  5.550%, 09/10/01                                      487,707
                                                                  -------------

TOTAL SHORT-TERM SECURITIES (Cost $19,181,820)                       19,181,820
                                                                  -------------
TOTAL INVESTMENTS (Cost $80,158,746), 98.7%                         103,605,679

OTHER ASSETS AND LIABILITIES, NET, 1.3%                               1,365,214
                                                                  -------------
NET ASSETS, 100.0%                                                $ 104,970,893
                                                                  =============

*Non income producing securities
The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  5

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)

ASSETS:
   Investments in securities at cost                                $    80,159
                                                                    ===========
   Investments in securities at value (Note 1)                          103,606
   Cash                                                                       9
   Dividends and interest receivable                                          4
   Receivable for securities sold                                           879
   Receivable from sale of fund shares                                    1,154
   Unamortized organization costs (Note 3)                                   14
                                                                    -----------
      TOTAL ASSETS                                                      105,666
                                                                    -----------
LIABILITIES:
   Payable for securities purchased                                         566
   Payable for fund shares redeemed                                          20
   Accrued expenses:
      Investment advisory and administrative fees                            94
      Other                                                                  15
                                                                    -----------
      TOTAL LIABILITIES                                                     695
                                                                    -----------
NET ASSETS                                                          $   104,971
                                                                    ===========
Net assets consist of:
   Paid in capital                                                  $    80,860
   Unrealized appreciation on investments                                23,447
   Accumulated net realized gain                                            664
                                                                    -----------
NET ASSETS                                                          $   104,971
                                                                    ===========
SHARES OF CAPITAL STOCK OUTSTANDING                                       7,673
                                                                    ===========
NET ASSET VALUE PER SHARE                                           $     13.68
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31,1999
(ALL NUMBERS IN THOUSANDS)

INVESTMENT INCOME:
   Interest                                                         $       444
   Dividends                                                                 20
                                                                    -----------
      TOTAL INCOME                                                          464
                                                                    -----------
EXPENSES:
   Investment advisory and administrative fees (Note 2)                     742
   Shareholder servicing fees                                                14
   Custody fees                                                              37
   Accounting fees                                                           20
   Audit and legal fees                                                      16
   Directors' fees (Note 2)                                                   5
   Registration fees                                                         16
   Reports to shareholders                                                    6
   Other                                                                     13
                                                                    -----------
      TOTAL EXPENSES BEFORE REDUCTIONS                                      869
      Earned credit (Note 2)                                                 (1)
      Expenses reimbursed by Advisor (Note 2)                               (62)
                                                                    -----------
         TOTAL NET EXPENSES                                                 806
                                                                    -----------
            NET INVESTMENT LOSS                                            (342)
                                                                    -----------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
   Net realized gain from investments                                    20,874
   Net unrealized appreciation on investments                            27,929
                                                                    -----------
      Net realized and unrealized gain from investments                  48,803
                                                                    -----------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $    48,461
                                                                    ===========

The accompanying notes are an integral part of these financial statements.

6  FREMONT MUTUAL FUNDS

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                OCTOBER 31, 1999

STATEMENT OF CHANGES IN NET ASSETS
(ALL NUMBERS IN THOUSANDS)                                       YEAR ENDED          YEAR ENDED
                                                              OCTOBER 31, 1999    OCTOBER 31, 1998
INCREASE (DECREASE) IN NET ASSETS:                            ----------------    ----------------
   From operations:
      Net investment loss                                        $     (342)         $     (221)
      Net realized gain (loss) from investments                      20,874              (3,141)
      Net unrealized appreciation (depreciation) on investments      27,929              (8,765)
                                                                 ----------          ----------
         Net increase (decrease) in net assets from operations       48,461             (12,127)
                                                                 ----------          ----------
   Distributions to shareholders from:
      Net realized gains                                            (16,721)             (1,255)
                                                                 ----------          ----------
         Total distributions to shareholders                        (16,721)             (1,255)
                                                                 ----------          ----------
   From capital share transactions:
      Proceeds from shares sold                                      30,562              31,161
      Payments for shares redeemed                                  (10,102)            (22,116)
      Reinvested dividends                                           15,424               1,139
                                                                 ----------          ----------
         Net increase in net assets
            from capital share transactions                          35,884              10,184
                                                                 ----------          ----------
      Net increase (decrease) in net assets                          67,624              (3,198)
Net assets at beginning of period                                    37,347              40,545
                                                                 ----------          ----------
NET ASSETS AT END OF PERIOD                                      $  104,971          $   37,347
                                                                 ==========          ==========

CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                               2,321               3,337
   Redeemed                                                            (797)             (2,640)
   Reinvested dividends                                               1,180                 127
                                                                 ----------          ----------
      Net increase from capital share transactions                    2,704                 824
                                                                 ==========          ==========

FINANCIAL HIGHLIGHTS
                                                                                                PERIOD FROM
SELECTED PER SHARE DATA                                      YEAR ENDED        YEAR ENDED    AUGUST 4, 19971 TO
for one share outstanding during the period               OCTOBER 31, 1999  OCTOBER 31, 1998  OCTOBER 31, 1997
                                                          ----------------  ----------------  ----------------
   NET ASSET VALUE, BEGINNING OF PERIOD                     $      7.52       $      9.78       $     10.00
                                                            -----------       -----------       -----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment loss                                          (.04)             (.04)               --
      Net realized and unrealized gain (loss)                      8.80             (1.98)              .09
                                                            -----------       -----------       -----------
         Total investment operations                               8.76             (2.02)              .09
                                                            -----------       -----------       -----------
   LESS DISTRIBUTIONS
      From net realized gains                                     (2.60)             (.24)             (.31)
                                                            -----------       -----------       -----------
         Total distributions                                      (2.60)             (.24)             (.31)
                                                            -----------       -----------       -----------
   NET ASSET VALUE, END OF PERIOD                           $     13.68       $      7.52       $      9.78
                                                            ===========       ===========       ===========
TOTAL RETURN (2)                                                 118.10%           -21.03%             0.90%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                 $   104,971       $    37,347       $    40,545
   Ratio of net expenses to average net assets3                    1.25%             1.25%             1.25%*
   Ratio of gross expenses to average net assets3                  1.35%             1.38%             1.49%*
   Ratio of net investment loss to average net assets3             -.53%             -.44%             -.21%*
   Portfolio turnover rate                                          155%              187%               28%

1 Fund's date of inception
2 Total return would have been lower had the advisor not waived and/or reimbursed expenses.
3 See Note 2 of "Notes to Financial Statements."
*Annualized

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  7

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1999

1.   SIGNIFICANT ACCOUNTING POLICIES

          Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in twelve series, one of which, the Institutional U.S. Micro-Cap Fund (the
          Fund), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual fund.

          Significant accounting policies followed by the Fund are in conformity with generally accepted accounting principles for investment companies and are summarized below.

     A.   SECURITY VALUATION
          Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value.

     B.   SECURITY TRANSACTIONS
          Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

     C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
          Dividends are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. The Investment Company accounts for the assets of the Fund and allocates general expenses of the Investment Company to the Fund based upon the relative net assets of the Fund or the nature of the services performed and their applicability to the Fund.

     D.   INCOME TAXES
          The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. The Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in the prospectus.

          Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to differing treatments for losses deferred due to wash sale rules, classification of gains/losses related to certain futures and options transactions.

          Permanent differences will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

          Capital loss carryover of $2,860,764 at October 31, 1998 was utilized in the current year.

     E.   ACCOUNTING ESTIMATES
          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     F.   REPURCHASE AGREEMENTS
          As part of its cash reserve position, the Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securites dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a secified amount of interest at a later date, generally for a period of less than one week. The seller must maintain on a daily basis, with the Fund's custodian, collateral equal to at least 100% of the repurchase price, including accrued interest. At October 31, 1999, all outstanding repurchase agreements held by the Fund, had been entered into on October 29, 1999.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

          INVESTMENT ADVISOR
          The Fund has entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the Advisor), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a management fee based on the average daily net assets of the Fund at an annual rate of 1.15%.

The accompanying notes are an integral part of these financial statements.

8  FREMONT MUTUAL FUNDS

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1999

          The Advisor has agreed to limit the Fund's total operating expenses to 1.25% of average daily net assets. The Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until payment is probable. The Advisor has not recouped $148,715 of reimbursements as of October 31, 1999.

          Investors Fiduciary Trust Company ("IFTC") serves as custodian and investment accounting agent for the Fund. All fees charged by IFTC are paid by the Fund, subject to the limitations listed above. Fees for custody services are subject to reductions by credits earned on the cash balances of the Fund held by IFTC as custodian.

          Ratios of expenses have been disclosed both before and after the impact of these various waivers, reimbursements and credits under the Fund's Financial Highlights table.

          The Fund is also required to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which it is registered. For the year ended October 31, 1999, no reimbursements were required or made to the Fund by the Advisor to comply with these limitations.

          OTHER RELATED PARTIES

          At October 31, 1999, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly approximately 66% of the Fund.

          Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Fund.

3.   ORGANIZATION COSTS

          Costs   incurred  by  the  Fund,  if  any,  in  connection   with  its
          organization have been deferred and are amortized on a straight-line basis over a period of five years (60 months).

4.   PURCHASES AND SALES OF INVESTMENT SECURITIES

          Aggregate purchases and aggregate proceeds from sales of securities for the year ended October 31, 1999 were as follows:

                                       PURCHASES         PROCEEDS
             Long-term securities:    $90,928,738      $87,118,618

5.   PORTFOLIO CONCENTRATIONS

          Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

6.   UNREALIZED APPRECIATION (DEPRECIATION) - TAX BASIS

          At October 31, 1999, the cost of securities for federal income tax purposes was $80,251,594 and the net unrealized appreciation based on that cost were as follows:

             Unrealized appreciation        $   28,977,450
             Unrealized depreciation            (5,437,669)
                                            --------------
             Net unrealized appreciation    $   23,539,781
                                            ==============

7.   LINE OF CREDIT

          The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily to cover redemption payments. The Fund's borrowings cannot exceed 20% of its net assets. Combined borrowings of all Funds cannot exceed the $75 million limit on the total line of credit. The Fund is subject to the annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. The Fund did not incur such borrowings during the year.

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  9

FREMONT [LOGO]
FUNDS

50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com

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